Copyright © 2023 Booz Allen Hamilton Inc. November 2024 INVESTOR PRESENTATION

1 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and organic revenue, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash provided by operating activities to Free Cash Flow and Free Cash Flow Conversion, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS, as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow and Free Cash Flow Conversion, in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook”, reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2025. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2025, of Adjusted EBITDA guidance through fiscal 2025, and of inorganic revenue contributions through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

2 COMPANY HISTORY OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO 20171966 1914 Booz Allen founded in 1914 by Edwin Booz in Chicago With 110 years of industry leadership, Booz Allen is one of the most respected names in government contracting Hired to help U.S. Navy prepare for WWII Spun off commercial consulting business; Carlyle became majority shareholder Acquired Aquilent, Inc., a digital services business Launched Vision 2020 Strategy—transforming the company from a consulting firm to leading solutions provider 1940 2010 2013 2016 2017 Initial Public Offering Acquired Defense Systems Engineering & Support 2008 Carlyle completed ownership exit Acquired Liberty IT Solutions Awarded $1.1B BID contract by the VA Acquired Tracepoint Holdings Launched VoLT– new firmwide growth strategy 2021 Acquired EverWatch Corporation Divested MENA management consulting business and Managed Threat Services (MTS) business Awarded $1.5B eMAPS2 contract—single largest task order in Company’s history 2022 2023 Awarded $1.9B Thunderdome contract 2024 110th Anniversary of Booz Allen’s founding Acquired PAR Government Systems Corporation

3 WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 110-YEAR HISTORY AS AN INDUSTRY LEADER History of Driving Industry Leading Organic Growth Strategic organic revenue growth and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage and investment grade rating provide flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, Cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 110-year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

4 LEADING FROM THE TOP OUR PURPOSE IS TO EMPOWER PEOPLE TO CHANGE THE WORLD 35,800 employees1 ~1,100 LOCATIONS IN 20+ COUNTRIES 28% are Veterans 65% hold security clearances 87% hold bachelor’s degrees 40% hold master’s degrees 4% hold doctoral degrees DI VE RS IT Y M EA SU RE S2 CR ED EN TI AL S2 36% of global workforce identified as female, including 37% of senior management 35% of U.S. workforce identified as people of color, including 21% of senior management 32% of new employee hires globally identified as female and 40% of new employee hires in the U.S. identified as people of color 29% of employee departures globally identified as female and 36% of employee departures in the U.S. identified as people of color Horacio D. Rozanski Chairman, Chief Executive Officer and President Matthew Calderone Chief Financial Officer Kristine Martin Anderson Chief Operating Officer Thomas Pfeifer President National Security Sector Judi Dotson President Global Defense Sector Richard Crowe President Civil Sector Nancy Laben Chief Legal Officer (1) As reported in Booz Allen’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. Numbers are rounded. (2) As reported in Booz Allen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Numbers are rounded and based on voluntary self-reporting.

5 • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VOLT: OUR GROWTH STRATEGY OPERATE WITH INCREASED SPEED, AGILITY AND SCALE IN A RAPIDLY CHANGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT BUILDING BLOCKS OF VoLT ACHIEVED BY VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper-growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

6 ARTIFICIAL INTELLIGENCE CYBER DATA SCIENCE & DATA ENGINEERING EXPERIENCE & IMMERSIVE PLATFORM & INFRASTRUCTURE SOFTWARE ENGINEERING SYSTEMS & DIGITAL ENGINEERING TECH STRATEGY & PRODUCT MANAGEMENT TECHNICAL EXPERIENCE GROUPS (TXGS) A MULTI-YEAR JOURNEY TO BUILD RICH, SELF-SUSTAINING TECHNICAL TALENT COMMUNITIES ACROSS BOOZ ALLEN (1) For more information on our technical communities, please refer to our Form 10-K for the fiscal year ended March 31, 2024. TXGs are designed to build technical affiliation and skills, generate opportunities for career growth, and advance our technical capabilities and solutions around eight functional areas that are important to the Company’s growth.

7 Broad Customer Base(1) BROAD CLIENT BASE WE SERVE A BROAD CLIENT BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS + Intel + Space and Military Intelligence + National Cyber Platform + EverWatch INTELLIGENCE, 17% + Aerospace: Air Force, Space Force, NASA + Army + Joint Combatant Commands + Joint Defense Agencies + Navy/Marine Corps + Digital Battlespace Platform DEFENSE, 47% CIVIL, 36% (2) + Citizen Services + Domestic Resilience + Health (1) All percentages of revenue are approximate; for more information, please see our Form 10-K for the fiscal year ended March 31, 2024. (2) Includes Global Commercial revenue, which was approximately 2 percent of total revenue in fiscal 2024.

8 $675 $1,175 10.1% 11.0% FY19 FY24 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE Delivering Robust Organic Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Organic Revenue Growth(1)(2) Strong Cash Flow Generation ($ in millions) Significant Capital Deployment ($ in millions)(3)(5) (1) Fiscal Year 2019 revenue was all organic. (2) Organic revenue of $10.6 billion as of March 31, 2024 is calculated as $10.7 billion of consolidated revenue less revenue from acquisitions of approximately $82 million. (3) As reported in our Forms 10-K for fiscal years ended March 31, 2020, 2021, 2022, 2023 and 2024; totals may not sum due to rounding. (4) A reconciliation of non-GAAP financial measures can be found in the Appendix. (5) M&A includes CVC investments. 11.7% CAGR ($) +90 bps (%) Adjusted EBITDA(3)(4) Adjusted EBITDA Margin(3)(4) Operating Cash Flow(3)(4) Free Cash Flow Conversion(3)(4) 9.6% CAGR $6.7 $10.6 FY19 FY24 $551.4 $718.7 $736.5 $602.8 $258.8 94% 117% 116% 87% 27% FY20 FY21 FY22 FY23 FY24 146.6 181.1 209.1 235.7 253.4 186.6 318.1 419.3 224.0 415.0 72.2 865.5 445.3 23.3 FY20 FY21 FY22 FY23 FY24 Quarterly Dividends Share Repurchases M&A $333 $571 $1,494 $905 $692

9 CAPITAL DEPLOYMENT: FY24 IN REVIEW OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG- TERM SHAREHOLDER VALUE We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value In FY24, we deployed ~$692M through a mix of quarterly dividends, strategic investments, and share repurchases (1) As measured over a five-year period. Quarterly Dividends Sustained strong annual dividend growth since 2013 • ~$253M in quarterly dividends • 11th consecutive fiscal year increasing our quarterly dividend • ~42% historical dividend payout ratio(1) Capital Expenditures • Focused investments in IP/IC to help deliver differentiated mission solutions • Ongoing investments to support shifting business needs, including modernizing secured facilities and hybrid work Driving growth through strategic investments in our infrastructure Share Repurchases • ~$415M in share repurchases • Opportunistically look for periods where shares trade below market value; balance with other capital needs Opportunistic share buybacks, based on changing economic conditions and market performance Strategic Transactions Strategic investments to fuel growth • ~$23M in strategic investments in leading- edge technical solutions, like Albedo and Second Front Systems, to accelerate mission delivery

10 150% 108% 76% Category 1Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index 101% 77% 58% 150% 116% 51% 5-year 3-year 1-year Booz Allen Core Peers OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of September 30, 2024. Core peers include: CACI, LDOS, and SAIC.

11 1.19x 1.42x 1.36x 1.18x 1.25x 1.52x FY20 FY21 FY22 FY23 FY24 Q2 FY25 STRONG BACKLOG AND CONTRACT-LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES Historical Backlog(1)(2)(3) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2020, 2021, 2022, 2023 and 2024. Q2 FY25 backlog and book-to-bill as of September 30, 2024. (2) Backlog presented as of March 31, 2023 includes $282 million of backlog for EverWatch Corp., which was acquired during fiscal 2023. Original backlog value at acquisition was $292 million. (3) Backlog presented as of March 31, 2022 includes $2.6 billion of for Liberty IT Solutions, LLC, which was acquired during fiscal 2022. Historical Book-to-Bill LTM Book-to-Bill Ratios 3,415 3,510 3,710 4,619 4,822 6,612 4,518 6,086 9,925 9,519 9,463 10,317 12,796 14,436 15,612 17,064 19,533 24,325 FY20 FY21 FY22 FY23 FY24 Q2 FY25 Funded Unfunded Priced Options 20,729 24,032 29,247 31,202 33,818 41,254

12 FY25 PIPELINE AND DEMAND DYNAMICS EXPANDING PIPELINE FUELS GROWTH MOMENTUM (1) Qualified pipeline and backlog as of September 30, 2024. (2) Includes awards that were under protest as of September 30, 2024. (3) Rates disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Consideration Conversion Diverse portfolio with limited concentration risk Strong demand environment aligned to innovation agenda ~63% win rate on new work ~92% on recompetes(3) Record backlog of ~$41B+ ~16% of which is funded(1) Ample demand and strong growth prospects support momentum across the business. QUALIFIED PIPELINE OF $27B+(1)(2) PROPOSALS IN PROCESS OF $3B+ SUBMITTED PROPOSALS OF $8B+(2)

13 LEADERSHIP DIVERSITY(2) 64% (7 of 11) of our Board of Directors is gender and/or racially diverse, and 37% of our senior leadership is female. ESG HIGHLIGHTS AT A GLANCE ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACTS SUPPORT LONG-TERM RESILIENCE(1) (1) Unless otherwise specified, data points noted on this slide are as of March 31, 2023. (2) As of August 5, 2024 with respect to the Board of Directors, and as of March 31, 2024 with respect to senior leadership that is female. (3) As of December 2023. AI READY Developed an AI Ready Training Program, a multitiered learning experience for all employees that leverages the firm’s badging network. CAREER MOBILITY 18% of our open positions were filled by current employees. EMPLOYEE GIVING Increased employee giving by 5% year over year to $1.45M. CLIMATE ACTION(3) Targets approved by Science Based Targets initiative (SBTi) for alignment with 1.5°C ambition and net-zero emissions by 2050. EMPLOYEE BELONGING Nearly a quarter of our employees are members of at least one Business Resource Group, and more than 46% of Booz Allen employees belong to a Technical Experience Group. SUPPLIER DIVERSITY Approximately 40% of our supplier spend was with businesses owned by members of historically underrepresented groups. CONTINUOUS LEARNING 25% of our employees participated in our FlexEd tuition benefit program; participation is correlated with higher retention rates and annual employee experience survey scores.

Copyright © 2023 Booz Allen Hamilton Inc. SECOND QUARTER FISCAL 2025 FINANCIAL RESULTS FISCAL 2025 OUTLOOK

15 KEY FINANCIAL RESULTS SECOND QUARTER FISCAL 2025 RESULTS(1) *NM = not meaningful. (1) Comparisons are to prior fiscal year period. Reconciliations of non-GAAP metrics can be found on Slides 21 and 22. Net income margin was 12.4% and 9.1% for the three and six months ended September 30, 2024. SECOND QUARTER FIRST HALF Revenue $3.1 billion +18.0% $6.1 billion +14.4% Revenue, Excluding Billable Expenses $2.2 billion +18.3% $4.2 billion +13.3% Net Income $390 million +128.5% $555 million +67.2% Adjusted EBITDA $364 million +25.2% $666 million +11.4% Adjusted EBITDA Margin on Revenue 11.6% +6.4% 10.9% (2.7)% Adjusted Net Income $233 million +37.8% $413 million +13.9% Diluted EPS $3.01 +133.3% $4.27 +70.1% Adjusted Diluted EPS $1.81 +40.3% $3.19 +15.6% Net Cash Provided by Operating Activities $587 million NM* $639 million NM*

16 FINANCIAL OUTLOOK FULL YEAR FISCAL 2025 GUIDANCE(1) OPERATING PERFORMANCE Updated FY25 Guidance Original FY25 Guidance Revenue Growth 11.0% – 13.0% 8.0% – 11.0% Adjusted EBITDA $1,300 – $1,330 million $1,260 – $1,300 million Adjusted EBITDA Margin on Revenue ~11% ~11% Adjusted Diluted EPS $6.10 – $6.30 $5.80 – $6.05 Net Cash Provided by Operating Activities $925 – $1,025 million $825 – $925 million Free Cash Flow $825 – $925 million $725 – $825 million (1) Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Disclaimer." (2) Inorganic revenue contributions are from PAR Government Systems Corporation, which was acquired in June 2024. KEY ASSUMPTIONS Updated FY25 Guidance Original FY25 Guidance Inorganic Revenue Contributions(2) $80 – $90 million $80 – $90 million Adjusted Effective Tax Rate 23% – 25% 23% – 25% Average Diluted Shares Outstanding 128 – 129 million 128 – 130 million Interest Expense $175 – $185 million $180 – $190 million Depreciation and Amortization ~$160 million ~$160 million Cash Taxes Related to Section 174 ~$100 million ~$100 million Capital Expenditures ~$100 million ~$100 million

Copyright © 2023 Booz Allen Hamilton Inc. FY2023 – FY2025 INVESTMENT THESIS

18 INVESTMENT THESIS EXCEPTIONAL SHAREHOLDER VALUE CREATION FY2023–FY2025 GOALS Competitive Edge at the Mission- Innovation Intersection ADJUSTED EBITDA GROWTH TO $1.2–1.3B Disciplined Capital Deployment $2.0–3.5B Organic Revenue 5–8% Strategic Acquisitions & Investments Strong Mid 10% Adjusted EBITDA Margin ++

Copyright © 2023 Booz Allen Hamilton Inc. APPENDIX

20 NON-GAAP FINANCIAL INFORMATION • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. • “Adjusted Operating Income” represents operating income before change in provision for claimed costs for historical rate years, acquisition and divestiture costs, financing transaction costs, significant acquisition amortization, the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20, “Commitments and Contingencies,” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2024, and insurance recoveries related to the Company’s fiscal 2024 settlement disclosed in Note 20, “Commitments and Contingencies,” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including the change in provision for claimed costs for historical rate years, acquisition and divestiture costs, financing transaction costs, DC tax assessment adjustment, the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20, “Commitments and Contingencies,” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2024, insurance recoveries related to the Company’s fiscal 2024 settlement disclosed in Note 20, “Commitments and Contingencies,” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income before: (i) change in provision for claimed costs for historical rate years, (ii) acquisition and divestiture costs, (iii) financing transaction costs, (iv) significant acquisition amortization, (v) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2024, (vi) insurance recoveries related to the Company’s fiscal 2024 settlement disclosed in Note 20, “Commitments and Contingencies,” in the Annual Report on Form 10-K for the fiscal year ended March 31, 2024, and (vii) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2024. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense. • "Organic Revenue" and "Organic Revenue Growth" represents growth in consolidated revenue adjusted for revenue from acquisitions and divestitures. • Market Revenue Growth excluding the impact of the change in provision for claimed costs is calculated as market revenue in the second quarter ended September 30, 2024, less the applicable market's proportionate impact of the change in provision for claimed costs.

21 NON-GAAP FINANCIAL INFORMATION (UNAUDITED) Three Months Ended September 30, Six Months Ended September 30, (In thousands, except share and per share data) 2024 2023 2024 2023 Revenue, Excluding Billable Expenses Revenue $ 3,146,386 $ 2,666,282 $ 6,088,183 $ 5,320,768 Less: Billable expenses 968,022 824,788 1,913,003 1,637,092 Revenue, Excluding Billable Expenses* $ 2,178,364 $ 1,841,494 $ 4,175,180 $ 3,683,676 Adjusted Operating Income Operating Income $ 548,609 $ 266,989 $ 803,773 $ 501,407 Change in provision for claimed costs (a) (113,112) (18,345) (113,112) (18,345) Acquisition and divestiture costs (b) 1,717 260 7,387 3,528 Financing transaction costs (c) — 820 — 820 Significant acquisition amortization (d) 13,326 13,596 26,010 26,704 Legal matter reserve (e) — — — 27,453 Insurance recoveries (f) (115,320) — (115,320) — Adjusted Operating Income $ 335,220 $ 263,320 $ 608,738 $ 541,567 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 390,112 $ 170,718 $ 555,345 $ 332,106 Income tax expense 123,240 55,071 172,368 94,551 Interest and other, net (g) 35,257 41,200 76,060 74,750 Depreciation and amortization 42,056 40,907 83,185 82,754 EBITDA 590,665 307,896 886,958 584,161 Change in provision for claimed costs (a) (113,112) (18,345) (113,112) (18,345) Acquisition and divestiture costs (b) 1,717 260 7,387 3,528 Financing transaction costs (c) — 820 — 820 Legal matter reserve (e) — — — 27,453 Insurance recoveries (f) (115,320) — (115,320) — Adjusted EBITDA $ 363,950 $ 290,631 $ 665,913 $ 597,617 Net income margin 12.4% 6.4% 9.1% 6.2 % Adjusted EBITDA Margin on Revenue 11.6% 10.9% 10.9% 11.2 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 16.7% 15.8% 15.9% 16.2% (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarters of fiscal 2025 and 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements in the Company's Form 10-Q for the quarter ended September 30, 2024 for further information. (b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity. Transactions primarily include the acquisitions of EverWatch Corp. (“EverWatch”) in fiscal 2023 and PAR Government Systems Corporation (“PGSC”) in fiscal 2025. See Note 5, “Acquisition, Goodwill, and Intangible Assets,” to the condensed consolidated financial statements in the Company's Form 10-Q for the quarter ended September 30, 2024 for further information. (c) Reflects expenses associated with debt financing activities incurred during the second quarter of fiscal 2024. (d) Amortization expense associated with acquired intangibles from significant acquisitions. (e) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for further information. (f) Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. (g) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations. * Revenue, Excluding Billable Expenses includes $113.1 million and $18.3 million of revenue for the three and six months ending September 30, 2024 and 2023 respectively, resulting from the reduction to our provision for claimed costs as noted below.

22 NON-GAAP FINANCIAL INFORMATION (UNAUDITED) (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarters of fiscal 2025 and 2024, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements in the Company's Form 10-Q for the quarter ended September 30, 2024 for further information. (b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity. Transactions primarily include the acquisitions of EverWatch Corp. (“EverWatch”) in fiscal 2023 and PAR Government Systems Corporation (“PGSC”) in fiscal 2025. See Note 5, “Acquisition, Goodwill, and Intangible Assets,” to the condensed consolidated financial statements in the Company's Form 10-Q for the quarter ended September 30, 2024 for further information. (c) Reflects expenses associated with debt financing activities incurred during the second quarter of fiscal 2024. (d) Amortization expense associated with acquired intangibles from significant acquisitions. (e) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for further information. (f) Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. (g) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations. (h) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. (i) Excludes adjustments of approximately $2.3 million and $3.0 million of net earnings for the three and six months ended September 30, 2024, respectively, and approximately $1.4 million and $2.7 million of net earnings for the three and six months ended September 30, 2023 respectively, associated with the application of the two-class method for computing diluted earnings per share. Three Months Ended September 30, Six Months Ended September 30, (In thousands, except share and per share data) 2024 2023 2024 2023 Adjusted Net Income Net income $ 390,112 $ 170,718 $ 555,345 $ 332,106 Change in provision for claimed costs (a) (113,112) (18,345) (113,112) (18,345) Acquisition and divestiture costs (b) 1,717 260 7,387 3,528 Financing transaction costs (c) — 820 — 820 Significant acquisition amortization (d) 13,326 13,596 26,010 26,704 Legal matter reserve (e) — — — 27,453 Insurance recoveries (f) (115,320) — (115,320) — Amortization or write-off of debt issuance costs and debt discount 1,089 1,106 2,165 1,888 Adjustments for tax effect (h) 55,198 988 50,146 (11,954) Adjusted Net Income $ 233,010 $ 169,143 $ 412,621 $ 362,200 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 128,848,077 131,133,145 129,387,722 131,337,913 Diluted earnings per share $ 3.01 $ 1.29 $ 4.27 $ 2.51 Adjusted Net Income Per Diluted Share (i) $ 1.81 $ 1.29 $ 3.19 $ 2.76 Free Cash Flow Net cash provided by (used in) operating activities 587,091 (47,385) 639,219 (118,917) Less: Purchases of property, equipment and software (23,805) (16,948) (56,247) (27,436) Free Cash Flow $ 563,286 $ (64,333) $ 582,972 $ (146,353) Operating cash flow conversion 150% (28) % 115% (36) % Free cash flow conversion 242% (38) % 141% (40) %

23 FINANCIAL RESULTS – KEY DRIVERS Second Quarter Fiscal 2025 – Below is a summary of the key factors driving results for the fiscal 2025 second quarter ended September 30, 2024 as compared to the prior year period: • Revenue increased 18.0% to $3.1 billion and Revenue, Excluding Billable Expenses increased 18.3% to $2.2 billion. Revenue growth was primarily driven by strong demand for our services and solutions as well as continued headcount growth and higher billable expenses. In addition, revenue was positively impacted by $121.7 million representing the change in our provision for claimed costs recorded during the second quarter of fiscal 2025. See Note 15, “Commitments and Contingencies,” to the condensed consolidated financial statements for further information. • Operating income increased to $548.6 million from $267.0 million, and Adjusted Operating Income increased to $335.2 million from $263.3 million. The increase in operating income was primarily driven by the same drivers benefiting revenue growth as well as a decrease in general and administrative expenses resulting from $115.3 million in insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. The increase in Adjusted Operating Income was driven by the same factors impacting operating income with the exception of the aforementioned insurance recovery, which did not impact Adjusted Operating Income. • Net income increased to $390.1 million from $170.7 million, and Adjusted Net Income increased to $233.0 million from $169.1 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income, as well as an $11.0 million fair value adjustment increase to strategic investments through our corporate venture capital program. Net income and Adjusted Net Income were also affected by higher interest expense and higher income tax expense. • EBITDA increased to $590.7 million from $307.9 million and Adjusted EBITDA increased to $364.0 million from $290.6 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS increased to $3.01 from $1.29 and Adjusted Diluted EPS increased to $1.81 from $1.29. The changes were primarily driven by the same factors as net income and Adjusted Net Income, respectively, as well as a lower share count in the second quarter of fiscal 2025. • Net cash provided by operating activities was $587.1 million for the quarter ended September 30, 2024, as compared to $47.4 million of net cash used in operating activities in the prior year. Free Cash Flow was $563.3 million for the quarter ended September 30, 2024, as compared to $(64.3) million in the prior year. Operating cash was primarily driven by strong collections and overall revenue growth. In addition, fiscal 2025 reflects $115.3 million in insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. The Company also changed its payroll cadence during the second quarter of fiscal 2025, resulting in a positive operating cash flow impact at period end.

24 • Website: investors.boozallen.com • Contact Information: ― Investor Relations Dustin Darensbourg Head of Investor Relations Investor_Relations@bah.com ― Media Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS